UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934
Date of report: (Date of earliest event reported): March 27, 2015
Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)
Florida

(State or Other Jurisdiction of Incorporation)

001-16435	59-2389435

(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33966

(Address of Principal Executive Offices)	(Zip code)
(239) 277-6200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2015, Chico’s FAS, Inc. (the “Company”) entered into an indemnification agreement with Todd E. Vogensen, the Company's Executive Vice President, Chief Financial Officer and Corporate Secretary. The indemnification agreement provides, among other things, that the Company will indemnify him against all costs, claims, losses, damages and expenses which may be incurred or suffered by him that are related to acts, omissions, events or occurrences that arise from or are related to the fact that he is or was an officer, employee, independent contractor, stockholder or otherwise serving in another capacity at the Company’s request, subject to certain specified exceptions. The foregoing description of the form of indemnification agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the indemnification agreement which is attached as Exhibit 10.1 hereto and which is incorporated by reference herein.

On March 27, 2015, the Company also entered into a Participation Agreement, commonly referred to as a “clawback” agreement, with Todd E. Vogensen. Subject to the terms of the Participation Agreement, Mr. Vogensen is required to reimburse the Company for incentive compensation previously paid to him under any of the Company’s executive bonus programs if within two years from the date of payment of such incentive compensation, the Company is required to prepare an accounting restatement due to material noncompliance of the Company with any then applicable financial reporting requirement under the securities laws as a result of misconduct by Mr. Vogensen and/or gross negligence by him in failing to prevent the misconduct or if he is otherwise subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002.

The foregoing description of the Participation Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit 10.1	Indemnification Agreement between the Company and Todd E. Vogensen
Exhibit 10.2	Participation Agreement between the Company and Todd E. Vogensen

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

By:
Date: April 1, 2015	/s/ Todd E. Vogensen
Todd E. Vogensen, Executive Vice President, Chief Financial Officer and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 10.1	Indemnification Agreement between the Company and Todd E. Vogensen
Exhibit 10.2	Participation Agreement between the Company and Todd E. Vogensen